                                 AMENDED AND RESTATED
                                REVOLVING CREDIT NOTE


$6,550,000                                                      March 31, 1995
                                                      (as amended and restated
                                                              October 1, 1997)


    FOR VALUE RECEIVED, the undersigned, STARMET CORPORATION, STARMET POWDERS, LLC, STARMET AEROCAST, LLC, STARMET COMCAST, LLC, STARMET NMI CORPORATION, STARMET CMI CORPORATION, STARMET HOLDINGS CORPORATION, NMI FOREIGN SALES CORPORATION (the "Borrowers"), hereby jointly and severally, promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110 the principal sum of SIX MILLION FIVE HUNDRED AND FIFTY THOUSAND DOLLARS ($6,550,000) or such lesser sum as may from time to time be outstanding under the terms of a Credit Agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Credit Agreement").

    The Borrowers promise to pay interest on the unpaid principal balance at the rates and at the times provided in the Credit Agreement. This Note may be prepaid only in accordance with the terms of the Credit Agreement.

    This Note will become due and payable at the Maturity Date (as defined in the Credit Agreement) and earlier upon the occurrence of an Event of Default (as defined in the Credit Agreement). The Borrowers agree to pay all reasonable legal fees and other costs of collection of this Note.

    No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right, nor shall any waiver on one occasion be deemed to be an amendment or waiver of any such right with respect to any future occasion. The Borrowers hereby waive presentment, demand, protest and notice of every kind and assents to any one or more indulgences, to any substitution, exchange or release of collateral (if at any time there be available collateral to the holder of this Note) and to the addition or release of any other party or persons primarily or secondarily liable.

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    This Note shall be governed and construed under the laws of the
Commonwealth of Massachusetts and shall be deemed to be under seal.

                                       STARMET CORPORATION

WITNESS:
                                       By: /s/ James M. Spiezio
                                           ------------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Vice President Finance


                                       STARMET POWDERS, LLC

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


                                            STARMET AEROCAST, LLC

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


                                       STARMET COMCAST, LLC

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


                                       STARMET NMI CORPORATION

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


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


                                       STARMET CMI CORPORATION

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


                                       STARMET HOLDINGS CORPORATION

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


                                       NMI FOREIGN SALES CORPORATION

WITNESS:
                                       By: /s/ James M. Spiezio
                                           -----------------------------
/s/ Rebecca L. Perry                       Name:  James M. Spiezio
-----------------------------              Title: Treasurer


                                       3